FOR IMMEDIATE RELEASE	FOR FURTHER INFORMATION CONTACT:
James E. Lauter
Senior Vice President &
Chief Financial Officer
T: +1 345-815-9902
E: James.Lauter@hlss.com

Home Loan Servicing Solutions, Ltd. Receives Expected Nasdaq Notification of Noncompliance

George Town, Grand Cayman, March 20, 2015 (GLOBE NEWSWIRE) – On March 18, 2015, Home Loan Servicing Solutions, Ltd. ("HLSS", "our", "we" or the "Company") (Nasdaq:HLSS) received notification from The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company is no longer in compliance with Nasdaq Listing Rule 5250(c)(1) for continued listing due to the Company not having timely filed its Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 Form 10-K”). Nasdaq Listing Rule 5250(c)(1) requires the timely filing of all required periodic financial reports with the Securities and Exchange Commission (the “SEC”). The Nasdaq letter was issued in accordance with standard Nasdaq procedures. This Nasdaq notification has no effect on the listing of the Company's ordinary shares at this time.

Under the Nasdaq Listing Rules, the Company has until May 18, 2015, to submit a plan to regain compliance.  If Nasdaq accepts the Company's plan, Nasdaq may grant an extension of up to 180 days from the 2014 Form 10-K’s due date, or until September 14, 2015, to regain compliance.  If Nasdaq does not accept the Company's plan, the Company will have an opportunity to appeal that decision to a Nasdaq Hearings Panel.

As announced on its Current Report on Form 8-K filed with the SEC on March 18, 2015, the Company has not yet filed its 2014 Form 10-K because the Company requires additional time to prepare information related to its ability to operate as a going concern and to provide such information to the auditors for the purposes of their audit of the Company's financial statements. The Company will either file its 2014 Form 10-K or submit a compliance plan to Nasdaq prior to May 18, 2015.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts included in this report including, without limitation, statements regarding our financial position, business strategy and other plans and objectives for our future operations, are forward-looking statements.

These forward-looking statements include declarations regarding our management’s beliefs and current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” "might," “should,” “could,” "would," “intend,” “consider,” “expect,” “foresee,” “plan,” “anticipate,” “believe,” “estimate,” “predict” or “continue” or the negative of such terms or other comparable terminology. Such statements are not guarantees of future performance as they are subject to certain assumptions, inherent risks and uncertainties in predicting future results and conditions that could cause the actual results to differ materially from those projected in these forward-looking statements. Important factors that could cause actual results to differ materially include, but are not limited to, the following:

•
The timing and nature of the final resolution of the matters resulting in the delay of the filing of our Annual Report on Form 10-K for the year ended December 31, 2014 as disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 18, 2015;

•	Any further delay in the filing of required periodic reports with the Securities and Exchange Commission;

•	The ability to return to compliance with the Nasdaq Listing Rules or to avoid future instances of non-compliance;

•
The ability to close the merger contemplated in the definitive merger agreement dated as of February 22, 2015 (the "Merger"), as included in our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 23, 2015, on the proposed terms and within the anticipated time period, or at all, which is dependent on the parties’ approval to satisfy certain closing conditions, including obtaining Company shareholder approval;

•	The impact of the Merger on third party relationships;

•
The ability to resolve favorably the alleged events of default under the Sixth Amended and Restated Indenture, dated as of January 17, 2014, by and among HLSS Servicer Advance Receivables Trust, Deutsche Bank National Trust Company, HLSS Holdings, LLC, Ocwen Loan Servicing, LLC, Wells Fargo Securities, LLC and Credit Suisse AG, New York Branch;

•
Assumptions about the availability of and our ability to make acquisitions of residential mortgage assets from Ocwen Financial Corporation and its subsidiaries (collectively, "Ocwen") or others on terms consistent with our business and economic model;

•
Estimates regarding prepayment speeds, default rates, delinquency rates, severity, servicing advances, amortization of Notes receivable - Rights to MSRs, custodial account balances, interest income, operating costs, interest costs and other drivers of our results;

•	The potential for fluctuations in the valuation of our Notes receivable - Rights to MSRs and Loans held for investment;

•
The impact of the change in our accounting convention related to the valuation of our Notes receivable - Rights to MSRs and timing and cost of the remediation of a related material weakness in our internal control over financial reporting as described in Part II, Item 4, "Controls and Procedures" of our Amendment No. 1 to Form 10-K filed on August 18, 2014 (the "2013 Form 10-K/A");

•	Assumptions regarding the availability of refinancing options for subprime and Alt-A borrowers;

•	Expectations regarding incentive fees in our servicing contract and the stability of our net servicing fee revenue;

•	Assumptions about the effectiveness of our hedging strategy;

•	Assumptions regarding amount and timing of additional debt or equity offerings;

•	Assumptions related to sources of liquidity, our ability to fund servicing advances, our ability to pursue new asset classes and the adequacy of our financial resources;

•	Assumptions regarding our financing strategy, advance rate, costs and other terms for financing new asset classes;

•	Assumptions regarding margin calls on financing facilities;

•	Changes in rating methodologies by our rating agencies and our ability to obtain or maintain ratings of our financing facilities;

•	Our ability to enforce our contractual remedies against Ocwen;

•	Our status with respect to legal ownership of the rights to mortgage servicing rights we acquired from Ocwen;

•	Our ability to pay monthly dividends;

•	The performance of Ocwen as mortgage servicer;

•	The ability of Ocwen to maintain its residential mortgage servicer ratings and the effects, if any, of any changes in such ratings on our financing arrangements or agreements with Ocwen;

•	Our competitive position;

•	Our dependence on the services of our senior management team;

•	Regulatory investigations and legal proceedings against us;

•	Regulatory investigations and legal proceedings against Ocwen, Altisource or others with whom we may conduct business;

•	Uncertainty related to future government regulation and housing policies;

•	Assumptions regarding our tax rate and decisions by taxing authorities; and

•	General economic and market conditions.

All forward-looking statements are subject to certain risks, uncertainties and assumptions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, any such forward-looking statements. Important factors that could cause or contribute to such difference include those risks specific to our business detailed within this report and our other reports and filings with the SEC, including our 2013 Form 10-K/A and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 (the "Q3 Form 10-Q") filed with the SEC. We undertake no obligation to update or revise forward-looking statements¸ whether as a result of new information, future events or otherwise. You should carefully consider the risk factors described under the heading “Risk Factors” within our 2013 Form 10-K/A, Part I, Item 1A and our Q3 Form 10-Q, Part II, Item 1A .